Exhibit 10.2
THIRTEENTH AMENDMENT
THIS THIRTEENTH AMENDMENT, dated as of October 6, 2023 (this “Amendment”), to the Credit Agreement (as defined below), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the other Loan Parties party hereto, each Lender party hereto, Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), UniCredit Bank AG, as sole coordinator, bookrunner, mandated lead arranger and sustainability coordinator (in such capacities, the “Bookrunner and Mandated Lead Arranger”, the “Sustainability Coordinator” and the “Amendment Arranger”) with respect to this Amendment.
RECITALS
WHEREAS, pursuant to the Credit Agreement, originally dated as of July 25, 2014, as amended on August 7, 2014, September 29, 2016, May 5, 2017, May 31, 2017, November 2, 2017, May 3, 2018, October 29, 2018, April 2, 2019, September 30, 2021, May 26, 2022, May 11, 2023 and August 16, 2023 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, the Guarantors from time to time party thereto, the several banks, other financial institutions and institutional investors from time to time party thereto (the “Lenders”) and Administrative Agent, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers;
WHEREAS, pursuant to and in accordance with Section 2.14 and subsection (d)(ii) of Section 10.02 of the Existing Credit Agreement, the Borrower Representative has requested that the Lenders party hereto provide an Incremental Revolving Facility, which would, among other things, refinance and replace the Revolving Credit Facility outstanding under the Existing Credit Agreement immediately prior to the Thirteenth Amendment Effective Date (as defined below), and, except as modified hereby, have the same terms as the Revolving Credit Facility outstanding under the Existing Credit Agreement immediately prior to the Thirteenth Amendment Effective Date;
WHEREAS, each Lender holding Revolving Credit Loans and Revolving Credit Commitments immediately prior to giving effect to this Amendment (collectively, the “Existing Revolving Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex A Part I (a “Revolving Lender Consent”) (collectively, the “Exchanging Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment (including the amendments set forth in Section 2 hereof), (ii) to have agreed to exchange (as further described in the Revolving Lender Consent) its Revolving Credit Loans and Revolving Credit Commitments with Incremental Revolving Loans and Incremental Revolving Commitments in an aggregate principal amount equal to the amount of such Exchanging Revolving Lender’s Revolving Credit Loans and Revolving Credit Commitments (or such lesser amount as determined by the Amendment Arranger and provided to such Exchanging Revolving Lender) and (iii) upon the Thirteenth Amendment Effective Date, to have exchanged (as further described in the Revolving Lender Consent) such amount of its Revolving Credit Loans and Revolving Credit Commitments with the new Incremental Revolving Loans and Revolving Credit Commitments in an aggregate principal amount equal to the amount of such Exchanging Revolving Lender’s Revolving Credit Loans and Revolving Credit Commitments (or such lesser amount as determined by the Amendment Arranger and provided to such Exchanging Revolving Lender);
WHEREAS, each Exchanging Revolving Lender that elects Option B in its Revolving Lender Consent (collectively, the “Increasing Revolving Lenders”) will also be deemed to have agreed to make Incremental Revolving Loans and extend Incremental Revolving Commitments on the Thirteenth Amendment Effective Date in addition to the

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Exhibit 10.2
Incremental Revolving Loans and Incremental Revolving Commitments made and extended pursuant to the previous recital (such additional new Incremental Revolving Loans, collectively, the “Increased Revolving Loans”) in the amount determined by the Amendment Arranger and provided to such Increasing Revolving Lender (but in no event greater than the amount such Person committed to make as Increased Revolving Loans);
WHEREAS, each Person that executes and delivers a joinder to this Amendment in the form of the “Joinder” attached hereto as Annex A Part II (a “Revolving Credit Facility Joinder”) (each, an “Additional Revolving Lender” and, together with the Exchanging Revolving Lenders, the “Incremental Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment (including the amendments set forth in Section 2 hereof) and (ii) to have committed to make Incremental Revolving Loans and extend Incremental Revolving Commitments on the Thirteenth Amendment Effective Date in the amount determined by the Amendment Arranger and provided to such Additional Revolving Lender (but in no event greater than the amount such Person committed to provide);
WHEREAS, the Incremental Revolving Facility incurred pursuant hereto shall replace in all respects the Revolving Credit Facility outstanding under the Existing Credit Agreement immediately prior to the Thirteenth Amendment Effective Date; and
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).
Section 2. Amendments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, the Borrowers and the Lenders party hereto agree that the Existing Credit Agreement shall be amended on the Thirteenth Amendment Effective Date as follows:
(a)Section 1.01 of the Existing Credit Agreement is amended to amend and restate clause (c) of the definition of “Applicate Rate” to read in its entirety as follows:
“with respect to the Revolving Credit Facility, subject to adjustment in accordance with Section 10.24(a),

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Exhibit 10.2

First Lien Leverage Ratio	Eurocurrency Rate Loans	Term Benchmark Loans	Base Rate Loans
Greater than 3.75:1.00	3.30%	3.30%	Not Available
Less than or equal to 3.75:1.00 but greater than 3.25:1.00	2.90%	2.90%	Not Available
Less than or equal to 3.25:1.00 but greater than 2.75:1.00	2.60%	2.60%	Not Available
Less than or equal to 2.75:1.00 but greater than 2.25:1.00	2.30%	2.30%	Not Available
Less than or equal to 2.25:1.00 but greater than 1.75:1.00	2.05%	2.05%	Not Available
Less than or equal to 1.75:1.00 but greater than 1.25:1.00	1.80%	1.80%	Not Available
Less than or equal to 1.25:1.00	1.65%	1.65%	Not Available

(b)Section 1.01 of the Existing Credit Agreement is amended to amend and restate the definition of “Arrangers” to read in its entirety as follows:
“Arrangers” means each of (i) Goldman Sachs, UBS Securities LLC, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., J.P. Morgan Limited, Fifth Third Bank, National Association, HSBC Bank plc, Mediobanca S.p.A. and DZ Bank AG, in their respective capacities as exclusive mandated lead arrangers under the Credit Agreement as in effect on the Closing Date, (ii) Goldman Sachs, in its capacity as exclusive mandated lead

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Exhibit 10.2
arranger under the Second Amendment, (iii) Goldman Sachs and UniCredit Bank AG in their capacities as exclusive mandated lead arrangers under the Third Amendment, (iv) UniCredit Bank AG, in its capacity as exclusive mandated lead arranger under the Fourth Amendment, (v) Goldman Sachs Bank USA, Citizens Bank N.A., Mediobanca International (Luxembourg) S.A. and ING Bank, a branch of ING-DiBa AG. in their capacities as exclusive mandated lead arrangers under the Fifth Amendment, (vi) Goldman Sachs Bank USA, ING Bank, a branch of ING-DiBa AG and Mediobanca International (Luxembourg) S.A. in their capacities as exclusive mandated lead arrangers under the Sixth Amendment, (vii) UniCredit Bank AG, in its capacity as exclusive mandated lead arranger under the Eighth Amendment, (viii) Goldman Sachs Bank USA, Deutsche Bank Securities Inc., ING Bank, a branch of ING-DiBa AG and UniCredit Bank AG in their capacities as exclusive mandated lead arrangers under the Ninth Amendment, (ix) UniCredit Bank AG, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Tenth Amendment and (x) UniCredit Bank AG, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Thirteenth Amendment.”
(c)Section 1.01 of the Existing Credit Agreement is amended to amend and restate the definition of “Maturity Date” to read in its entirety as follows:
“Maturity Date” means: (a) with respect to the Revolving Credit Facility, the earlier of (i) September 24, 2028 (the “Original Revolving Maturity Date”) and (ii) the date of termination in whole of the Revolving Credit Commitments and the Letter of Credit Commitments pursuant to Section 2.06(a) or 8.02; and (b) with respect to the Initial Term Loans, the earliest of (i) September 24, 2028 (the “Original Term Maturity Date”), (ii) the date of termination in whole of the Initial Term Commitments pursuant to Section 2.06(a) prior to any Initial Term Borrowing and (iii) the date that the Initial Term Loans are declared due and payable pursuant to Section 8.02; provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.02, (ii) Term Loans and Revolving Credit Commitments that are incurred pursuant to Sections 2.14 or 2.18 after the Thirteenth Amendment Effective Date and (iii) Extended Term Loans and Extended Revolving Credit Commitments, shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, specified refinancing documentation or Extension Offer, as applicable thereto.”
(d)Section 1.01 of the Existing Credit Agreement amended to amend and restate the definition of “Revolving Credit Commitment” to read in its entirety as follows:
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(c) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Credit Commitments shall include all Extended Revolving Credit Commitments, Incremental Revolving Commitments, and Ancillary Commitments. The aggregate Revolving Credit Commitment of all Revolving Credit Lenders shall be €300,000,000 on the Thirteenth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”
(e)Section 1.01 of the Existing Credit Agreement is amended to include the following new definitions in alphabetical order:
“Baseline” means, in relation to a KPI, the baseline performance of the Restricted Group set out in Exhibit L (Sustainability Calculations).

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Exhibit 10.2
“Calculation Methodology” means, in relation to a KPI, the calculation methodology applicable to that KPI as set out in Exhibit L (Sustainability Calculations).
“Declassification Date” means the date on which the Administrative Agent (acting on the instructions of all the Lenders under the Revolving Credit Facility) exercises its right to declassify the Revolving Credit Facility as “sustainability-linked” in accordance with Section 10.24(e)(i).
“Declassification Event” means a failure by the relevant Parties to agree the amendments referred to in Section 10.02(e)(ii) (in accordance with the terms of that Section) within thirty (30) Business Days following the occurrence of a Sustainability Amendment Event.
“External Reviewer” means:
(a)    in relation to KPI 1: any external reviewer as may be appointed from time to time by the Borrower Representative, provided that any such external reviewer is:
(i)    an independent internationally recognised professional services firm, environmental consultancy firm or ratings agency which is regularly engaged in the application and monitoring of ESG standards and ESG calculation methodologies; and
(ii)    not an Affiliate of the Sponsor or the Parent.
(b)    in relation to KPI 2: EcoVadis (or such other External Reviewer as agreed between the Borrower Representative and the Administrative Agent (acting on the instructions of all the Lenders under the Revolving Credit Facility) from time to time).
“KPI” means KPI 1 or KPI 2.
“KPI 1” means the key performance indicator referred to as KPI 1 in Exhibit L (Sustainability Calculations), calculated in accordance with the relevant Calculation Methodology.
“KPI 2” means the key performance indicator referred to as KPI 2 in Exhibit L (Sustainability Calculations), calculated in accordance with the relevant Calculation Methodology.
“SLL Reference Period” means:
(a)    in relation to KPI 1, each Fiscal Year;
(b)    in relation to KPI 2, the most recent rating score at the time of the delivery of the relevant Sustainability Compliance Certificate to the Administrative Agent.
“SLLP” means the Sustainability-Linked Loan Principles published by the Loan Market Association from time to time.
“SPT” means, in relation to each KPI and each SLL Reference Period, the target set out in Exhibit L (Sustainability Calculations).
“Sustainability Amendment Event” means:

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Exhibit 10.2
(a)    the:
(i)    sale, lease, transfer or other disposal of an asset;
(ii)    acquisition of a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or
(iii)    entry into of any amalgamation, demerger, merger, consolidation or corporate restructuring, by a member of the Restricted Group which, in each case, could reasonably be expected to materially affect any KPI and/or any SPT; or
(b)    the delivery of a Verification Report for any SLL Reference Period that includes details of any information and/or changes referred to in Section 10.24(b)(iv)(B).
“Sustainability Compliance Certificate” means a certificate substantially in the form set out in Exhibit K (Form of Sustainability Compliance Certificate).
“Sustainability Compliance Certificate Inaccuracy” has the meaning given to that term in Section 10.24(c).
“Sustainability Coordinator” means UniCredit Bank AG.
“Sustainability Information” means all information (including sustainability performance projections and forecasts) which has been:
(a)    provided by or on behalf of a member of the Restricted Group to a Secured Party; or
(b)    approved by any member of the Restricted Group,
solely in connection with, and to the extent it relates to, any Sustainability Compliance Certificate, any Sustainability Report, any Verification Report, a KPI, a SPT, a Calculation Methodology or a Baseline.
“Sustainability Margin Adjustment” has the meaning given to that term in Section 10.24(a).
“Sustainability Margin Adjustment Date” has the meaning given to that term in Section 10.24(a).
“Sustainability Provisions” means each of Section 10.24(a) to 10.24(d) (inclusive) and Section 10.02(e).
“Sustainability Report” has the meaning given to that term in Section 10.24(b).
“Thirteenth Amendment” means the certain thirteenth amendment to this Agreement dated as of October 6, 2023 by and among the Loan Parties, the Lenders party thereto, the Amendment Arranger (as defined therein), each L/C Issuer party thereto and the Administrative Agent.”
“Thirteenth Amendment Effective Date” shall have the meaning given to such term in the Thirteenth Amendment.
“Verification Report” has the meaning given to that term in Section 10.24(b).”

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Exhibit 10.2
(f)Section 7.16 of the Existing Credit Agreement is amended and restated to read in its entirety as follows:
    “Financial Covenant. Except with the written consent of the Required Revolving Lenders, the Borrowers will not permit the First Lien Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending December 31, 2014) to exceed 4.00 to 1.00; provided that the provisions of this Section 7.16 shall not be applicable to any such Test Period if, on the last day of such Test Period, the aggregate principal amount of Revolving Credit Loans and/or Letters of Credit and/or Ancillary Outstandings (excluding, for the avoidance of doubt, the aggregate amount of any Ancillary Outstandings which are not loans drawn in cash under an Ancillary Facility or which are not bank guarantees and letters of credit issued and outstanding under an Ancillary Facility) which have been drawn is equal to or less than 50% of the Revolving Credit Commitments.”
(g)Section 9.01 of the Existing Credit Agreement is amended to amend and restate sub-paragraph (a) of the third paragraph thereof to read in its entirety as follows:
“(a) the Administrative Agent and the Sustainability Coordinator shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing and, without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent and the Sustainability Coordinator is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, and the Sustainability Coordinator shall not be bound to account to any Lender under the Revolving Credit Facility for any sum or the profit element of any sum received by it for its own account (and the Sustainability Coordinator may rely on this Section 9.01(a),”
(h)Section 10.02 of the Existing Credit Agreement amended to insert the following new paragraph (e) which shall read in its entirety as follows:
“(e)    Sustainability amendments

(i)    The Borrower Representative shall, as soon as reasonably practicable after a Sustainability Amendment Event (and in any event within twenty (20) Business Days following the occurrence of that Sustainability Amendment Event), provide details to the Administrative Agent of the effect such event could reasonably be expected to have on any KPI, SPT and/or the Sustainability Information and, if relevant, propose amendments to any Calculation Methodology, KPI, SPT and/or to any related term of this Agreement, to eliminate, accommodate or otherwise take into account the effect of the relevant Sustainability Amendment Event on the terms of this Agreement.

(ii)    If a Sustainability Amendment Event has occurred, the Borrower Representative and the Administrative Agent (acting on the instructions of all the Lenders under the Revolving Credit Facility) shall enter into negotiations in good faith with a view to agreeing such amendments to any Calculation Methodology, KPI, SPT and/or any related terms of this Agreement, as are necessary for the purposes of eliminating, accommodating or otherwise taking into account the effect

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Exhibit 10.2
of the relevant Sustainability Amendment Event on the terms of this Agreement.

(iii)    Any amendment to this Agreement referred to in paragraph (ii) above may be made with the consent of the Administrative Agent (acting on the instructions of all the Lenders under the Revolving Credit Facility) and the Borrower Representative.”

(i)Section 10.03 of the Existing Credit Agreement is amended to include the following new Section 10.03(d) to read in its entirety as follows:
“(d)    The Borrowers under the Revolving Credit Facility shall promptly indemnify the Sustainability Coordinator against: (i) any cost, loss or liability incurred by the Sustainability Coordinator (acting reasonably) as a result of acting or relying on any notice, request, instruction or communication which it reasonably believes to be genuine, correct and appropriately authorised; and (ii) any cost, loss or liability incurred by the Sustainability Coordinator (otherwise than by reason of the Sustainability Coordinator's gross negligence or wilful misconduct) in acting as Sustainability Coordinator in relation to the Revolving Credit Facility. The Sustainability Coordinator may rely on this Section 10.03(d).”
(j)Section 10 of the Existing Credit Agreement is amended to include the following new Section 10.24:
“10.24        Revolving Credit Facility Sustainability Provisions
(a)    Revolving Credit Facility Sustainability Margin Adjustment
(i)    Subject to Section 10.24(e) and the other paragraphs of this Section 10.24, following receipt by the Administrative Agent of the Sustainability Compliance Certificate in respect of a SLL Reference Period in accordance with Section 10.24(b), the Applicable Rate applicable to each Revolving Credit Loan shall be adjusted (a “Sustainability Margin Adjustment”) (or not adjusted, as the case may be) to the applicable rate determined using the table set out below and the number of SPTs that the Sustainability Compliance Certificate for that SLL Reference Period certifies have been met or failed:

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Exhibit 10.2

Revised Applicable Rate following Sustainability Margin Adjustment
KPI 1	(a).if SPT has been achieved, the Applicable Rate shall be reduced by 0.03%; and (b).if SPT has not been achieved, the Applicable Rate shall be increased by 0.03%
KPI 2	(a).if SPT has been achieved, the Applicable Rate shall be reduced by 0.02%; and (b).if SPT has not been achieved, the Applicable Rate shall be increased by 0.02%

(ii)    Subject to paragraph (iv) below, any Sustainability Margin Adjustment in respect of the Applicable Rate for a Revolving Credit Loan shall take effect on the date which falls three (3) Business Days after receipt by the Administrative Agent of the Sustainability Compliance Certificate for the most recently completed SLL Reference Period pursuant to Section 10.24(b) (the “Sustainability Margin Adjustment Date”).

(iii)    Subject to paragraph (iv) below and to Section 10.24(c), only one Sustainability Compliance Certificate may be delivered in respect of any SLL Reference Period, and any Sustainability Margin Adjustment made by reference to that SLL Reference Period shall only apply until:

(A)    the date on which the Sustainability Compliance Certificate is required     to be delivered for the following SLL Reference Period pursuant to Section 10.24(b); or

(B)    where a Sustainability Compliance Certificate has been delivered for the following SLL Reference Period pursuant to 10.24(b), the relevant Sustainability Margin Adjustment Date.

    For the avoidance of doubt, the calculation of any Sustainability Margin Adjustment which is applied to the Applicable Rate in respect of any SLL Reference Period shall disregard any Sustainability Margin Adjustment which was applied to the Applicable Rate in respect of the preceding SLL Reference Period.

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Exhibit 10.2

(iv)    If a revised Sustainability Compliance Certificate is received by the Administrative Agent in respect of any SLL Reference Period pursuant to Section 10.24(c), any Sustainability Margin Adjustment which is applied to the Applicable Rate for a Revolving Credit Loan by reference to that SLL Reference Period shall:

(A)    be recalculated in accordance with the revised Sustainability Compliance Certificate; and

(B)    take effect on the date which falls three (3) Business Days after receipt by the Administrative Agent of the revised Sustainability Compliance Certificate for the relevant SLL Reference Period pursuant to Section 10.24(c).

(v)    If a revised Sustainability Compliance Certificate received by the Administrative Agent pursuant to Section 10.24(c) shows that a higher Applicable Rate should have applied during a certain period, then the Borrower Representative shall (or shall ensure the relevant Borrower shall) promptly pay to the Administrative Agent any amounts necessary to put the Administrative Agent and the Lenders under the Revolving Credit Facility in the position they would have been in had the appropriate rate of the Applicable Rate applied during such period.

(vi)    If the Borrower Representative fails to deliver a Sustainability Compliance Certificate on the relevant date required under Section 10.24(b), the SPTs will, for the purposes of this Section 10.24(a), be deemed not to have been achieved for the applicable SLL Reference Period. Once such Sustainability Compliance Certificate has been delivered, the Applicable Rate in respect of the Revolving Credit Facility will be re-calculated on the basis of such Sustainability Compliance Certificate and the terms of this Section 10.24(a) shall apply, with any reduction in the Applicable Rate in respect of the Revolving Credit Facility resulting from such recalculation taking effect from the date of delivery of such Sustainability Compliance Certificate.

(b)    Sustainability Compliance Certificate, Sustainability Report and Verification Report

(i)    The Borrower Representative shall supply to the Administrative Agent in sufficient copies for all the Lenders under the Revolving Credit Facility, as soon as the same becomes available but, subject to paragraph (ii) below, in any event within one hundred and twenty (120) days after the end of each SLL Reference Period, a Sustainability Compliance Certificate for that SLL Reference Period.

(ii)    The first Sustainability Compliance Certificate shall be delivered to the Administrative Agent within one hundred and eighty (180) days after the Fiscal Year ending December 31, 2024.

(iii)    The Sustainability Compliance Certificate shall:

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Exhibit 10.2

(A)    set out (in reasonable detail):
(1)    the Restricted Group's performance (in accordance with the relevant Calculation Methodology) in respect of each SPT for each KPI for the relevant SLL Reference Period, together with the relevant calculations; and
(2)    any Sustainability Margin Adjustment to be applied in accordance with Section 10.24(a) and the applicable Applicable Rate following application of such Sustainability Margin Adjustment (if any);
(B)    attach a complete copy of the annual non-financial disclosure report prepared in accordance with the GRI Standards setting out the Restricted Group's sustainability-related information for KPI 1 for the relevant SLL Reference Period in sufficient detail for the Lenders under the Revolving Credit Facility to assess whether the SPTs have been met during that SLL Reference Period (a “Sustainability Report”);
(C)    attach a complete copy of the verification report prepared for that SLL Reference Period by an External Reviewer in respect of each KPI which satisfies the requirements of paragraph (iv) below (including, for the avoidance of doubt, the ESG rating report conducted by EcoVadis for the relevant SLL Reference Period) (a “Verification Report”); and
(D)    confirm that the Sustainability Report and each Verification Report relating to the relevant SLL Reference Period and attached to the Sustainability Compliance Certificate is a complete copy of the original and has not been amended or superseded as at the date of the Sustainability Compliance Certificate.
(iv)    The Borrower Representative shall procure that each Verification Report:

(A)    measures, calculates and verifies each KPI to which it relates (in accordance with the relevant Calculation Methodology) for the applicable SLL Reference Period and confirms whether or not the applicable SPTs for that SLL Reference Period have been met; and
(B)    refers to any Sustainability Information and/or sets out details of any changes to the Calculation Methodology since delivery of the last Sustainability Compliance Certificate (or, in relation to the first Verification Report, since the date of this Credit Agreement) which, in each case, could reasonably be expected to materially affect any KPI and/or any SPT.
(v)    Each Sustainability Compliance Certificate shall be signed by a Responsible Officer of the Borrower Representative and/or a Financial Officer of the Parent.

(vi)    Notwithstanding any other provision of this Section 10.24(b), no Default or Event of Default will occur by reason only of a Loan Party’s failure to comply with any provision of this Section 10.24(b).

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Exhibit 10.2

(c)    Sustainability Compliance Certificate Inaccuracy

(i)    The Borrower Representative shall notify the Administrative Agent upon becoming aware of any inaccuracy in a Sustainability Compliance Certificate (a “Sustainability Compliance Certificate Inaccuracy”). Such notice shall be provided together with:

(A)    a description (in reasonable detail) of the relevant Sustainability Compliance Certificate Inaccuracy; and
(B)    a revised Sustainability Compliance Certificate which complies with the requirements of Section 10.24(b)(iii) and which corrects the relevant Sustainability Compliance Certificate Inaccuracy.
(ii)    Notwithstanding any other provision of this Section 10.24(c), a Sustainability Compliance Certificate Inaccuracy shall not constitute a Default or an Event of Default.

(d)    Sustainability Information

(i)    The Borrower Representative shall supply to the Administrative Agent, promptly upon request, any additional information which any Lender under the Revolving Credit Facility (through the Administrative Agent) may reasonably request in order to:

(A)    determine and confirm if any SPT has been met; or
(B)    otherwise determine a member of the Restricted Group's compliance with its obligations under any Sustainability Provision.
(ii)    The Borrower Representative shall promptly notify the Administrative Agent:

(A)    upon becoming aware that an External Reviewer's appointment has been terminated; and
(B)    of the appointment of any successor External Reviewer.
(iii)    The Parties acknowledge and agree that the Administrative Agent and the Lenders under the Revolving Credit Facility may rely, without independent verification, upon the accuracy, adequacy and completeness of the Sustainability Information, and that neither the Administrative Agent nor any Lender under the Revolving Credit Facility:

(A)    assumes any responsibility or has any liability for the Sustainability Information; or
(B)    has an obligation to conduct any appraisal of any Sustainability Information.
(e)    Declassification Event

(i)    On and at any time after the occurrence of a Declassification Event the Administrative Agent may, and shall if so directed by all the Lenders

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Exhibit 10.2
under the Revolving Credit Facility, by notice to the Borrower Representative declassify the Revolving Credit Facility as “sustainability-linked”.

(ii)    With effect on and from the Declassification Date:

(A)    Section 10.24(a) and each Sustainability Provision shall cease to apply; and

(B)    no Sustainability Margin Adjustment will apply to any Revolving Facility Utilisation.

(iii)    The Revolving Credit Facility may not be re-classified as “sustainability-linked” on or after the Declassification Date.

(f)    Sustainability publicity

The Borrower Representative shall not (and shall ensure that no other member of the Restricted Group will) make any disclosure that references the Revolving Credit Facility or any Revolving Facility Utilisation as “sustainability-linked” at any time on or after the Declassification Date.

(g)    No Default or Event of Default

Notwithstanding any other provision of this Agreement (including Section 8.01(e)), no Default or Event of Default will occur by reason only of a Loan Party’s failure to comply with a Sustainability Provision.
(h)    Responsibility for documentation

(i)    The Sustainability Coordinator is not responsible or liable for:

(A)the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Sustainability Coordinator, a Loan Party or any other person in or in connection with any Loan Document or the transactions contemplated in the Loan Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document;
(B)the legality, validity, effectiveness, adequacy or enforceability of any Loan Document or the Collateral or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document or the Collateral; or
(C)any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.
(ii) Neither the Administrative Agent nor the Sustainability Coordinator is responsible or liable for the adequacy, accuracy or completeness of any Sustainability Information (whether oral or written) supplied by the Parent, any member of the Restricted Group, an External Reviewer or any other person in or in connection with any Sustainability Report, any Verification Report and/or any sustainability provisions contemplated in this Agreement or any other agreement, arrangement or document entered into, made or executed

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Exhibit 10.2
in anticipation of, under or in connection with the Revolving Credit Facility. The Sustainability Coordinator may rely on this paragraph (h).
(i)    No duty to monitor

The Administrative Agent shall not be bound to enquire:
(i)    whether or not any Declassification Event, Sustainability Amendment Event or a Sustainability Compliance Certificate Inaccuracy has occurred; or
(ii)    as to the performance by any Loan Party of its obligations under any Sustainability Provision.

(j)    Exclusion of liability

(i)    None of the Administrative Agent, the Sustainability Coordinator or the Collateral Agent is acting in an advisory capacity to any person in respect of the SLLP nor will the Administrative Agent, the Sustainability Coordinator or Collateral Agent be obliged to verify whether the Revolving Credit Facility will comply with the SLLP on behalf of any of the Secured Parties and each other Secured Party is solely responsible at all times for making its own independent appraisal of, and analysis in relation to, each KPI, each SPT, the Sustainability Information and any other sustainability-linked provision of this Agreement.

(ii)     The Sustainability Coordinator will not be liable for any action taken or not taken by it under or in connection with any Loan Document in such capacity, unless directly caused by its gross negligence or wilful misconduct.

(iii)    No Party may take any proceedings against any officer, employee or agent of the Sustainability Coordinator in respect of any claim it might have against the Sustainability Coordinator or in respect of any act or omission of any kind by that officer, employee or agent in connection with the Facilities.

(iv)    The Sustainability Coordinator and any officer, employee or agent of the Sustainability Coordinator may rely on this Section 10.24(j).”

(k)Schedule 2.01 of the Existing Credit Agreement with respect to the Revolving Credit Commitments is amended and restated in its entirety as set forth in Schedule 2.01 hereof.
(l)An exhibit in the form set forth in Exhibit K hereof shall be inserted into the Credit Agreement as a new Exhibit K.
(m)An exhibit in the form set forth in Exhibit L hereof shall be inserted into the Credit Agreement as a new Exhibit L.
Section 3. Exchange of Loans, Agreement to Provide Incremental Revolving Facility.
(a)On the terms and subject to the satisfaction of the conditions set forth in Section 5 hereof, on the Thirteenth Amendment Effective Date:

14	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
(i)each Exchanging Revolving Lender hereby (x) agrees to the terms of this Amendment and the Amended Credit Agreement and (y) exchanges (as further described in such Exchanging Revolver Lender’s Revolving Lender Consent) its Revolving Credit Loans and Revolving Credit Commitments outstanding immediately prior to effectiveness of this Amendment with the new Incremental Revolving Loans and Incremental Revolving Commitments in an aggregate principal amount equal to the amount of such Exchanging Revolving Lender’s outstanding Revolving Credit Loans and Revolving Credit Commitments (or such lesser amount as determined by the Amendment Arranger and provided to such Exchanging Revolving Lender);
(ii)each Increasing Revolving Lender and each Additional Revolving Lender agrees to make Incremental Revolving Loans and extend Incremental Revolving Commitments in the amount set forth opposite such Lender’s name on Schedule 2.01 of the Amended Credit Agreement pursuant to the terms of the Amended Credit Agreement; and
(iii)each Incremental Revolving Lender acknowledges and agrees that, from and after the Thirteenth Amendment Effective Date, such Incremental Revolving Lender (i) commits to provide its Incremental Revolving Commitment, as set forth opposite such Incremental Revolving Lender’s name on Schedule 2.01 of the Amended Credit Agreement on the terms and subject to the conditions set forth in the Amended Credit Agreement, (ii) shall be a “Revolving Credit Lender” and a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, (iii) shall be subject to and bound by the terms of the Amended Credit Agreement and the other Loan Documents, and (iv) shall perform all the obligations of, and have all the rights of, a Revolving Credit Lender and a Lender thereunder.
(b)From and after the Thirteenth Amendment Effective Date, the Incremental Revolving Commitments made pursuant to this Amendment shall for all purposes of the Loan Documents be deemed to be “Revolving Credit Commitments.” From and after the Thirteenth Amendment Effective Date, any loans extended utilizing the Incremental Revolving Commitments made pursuant to this Amendment shall be designated as, and for all purposes of the Loan Documents shall be deemed to be, “Revolving Credit Loans” and “Loans”. Except as expressly set forth herein or in the Amended Credit Agreement, the Incremental Revolving Commitments (and any Revolving Loans extended utilizing the Incremental Revolving Commitments) shall have terms and provisions that are identical to those of the existing Revolving Credit Commitments (including any Revolving Loans extended utilizing such existing Revolving Credit Commitments) prior to giving effect to this Amendment.
(c)From and after the Thirteenth Amendment Effective Date, each Ancillary Facility established under the Existing Credit Agreement pursuant to the terms thereof (each such Ancillary Facility, an “Existing Ancillary Facility”) shall be deemed an Ancillary Facility established under the Amended Credit Agreement (each such Ancillary Facility, an “Amended Ancillary Facility”) for all purposes of the Loan Documents. For the avoidance of doubt, each Amended Ancillary Facility shall have terms and provisions that are identical to those of the corresponding Existing Ancillary Facility. From and after the Thirteenth Amendment Effective Date, each Ancillary Lender which established an Existing Ancillary Facility shall be deemed an Ancillary Lender for the corresponding Amended Ancillary Facility and shall perform all obligations of, and have all the rights of, an Ancillary Lender under Section 2.19 of the Amended Credit Agreement, and for all other purposes of the Loan Documents.

15	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
(d)On the Thirteenth Amendment Effective Date and concurrently with the effectiveness of this Amendment, the Borrowers hereby terminate the Revolving Credit Commitments existing immediately prior to effectiveness of this Amendment such that the only Revolving Credit Commitments outstanding after giving effect to this Amendment are the Incremental Revolving Commitments (including, for the avoidance of doubt, the Amended Ancillary Facilities) made pursuant to this Amendment.
(e)The Incremental Revolving Commitments and the Incremental Revolving Loans incurred hereunder are incurred under clause (z) of Section 2.14(a) of the Existing Credit Agreement.
Section 4. Additional Agreements. Each Person that executes and delivers a Revolving Lender Consent or a Revolving Credit Facility Joinder irrevocably consents to the terms of this Amendment, the Amended Credit Agreement and the other Loan Documents (including the Intercreditor Agreement).
Section 5. Conditions to Effectiveness of Amendment. The effectiveness of the amendments set forth in Section 2 hereof shall occur on the date of the satisfaction of the following conditions precedent (such date, the “Thirteenth Amendment Effective Date”):
(a)(i) the Borrowers, each other Loan Party and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) each Exchanging Revolving Lender shall have executed and delivered to the Administrative Agent a Revolving Lender Consent, and (iii) each Additional Revolving Lender, the Borrower Representative and the Administrative Agent shall have executed and delivered to the Administrative Agent a Revolving Credit Facility Joinder;
(b)each of the representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Thirteenth Amendment Effective Date;
(c)at the time of and immediately after giving effect to this Amendment and the transactions occurring on the Thirteenth Amendment Effective Date (including the incurrence of the Incremental Revolving Facility), no Default or Event of Default exists;
(d)the Administrative Agent shall have received a certificate, in form and substance reasonably acceptable to the Administrative Agent, dated the Thirteenth Amendment Effective Date and signed by a Responsible Officer of the Borrower Representative and confirming compliance with the conditions set forth in Sections 5(b) and 5(c) hereof;
(e)the Administrative Agent shall have received a solvency certificate dated as of the Thirteenth Amendment Effective Date in substantially the form of Exhibit H of the Amended Credit Agreement from a Financial Officer of the Parent certifying as to the matters set forth therein;
(f)the Administrative Agent shall have received each Revolving Credit Note (to the extent requested at least three Business Days prior to the Thirteenth Amendment Effective Date);
(g)no later than three (3) days in advance of the Thirteenth Amendment Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing at least 10 days in advance of the Thirteenth Amendment Effective Date, which documentation or other information

16	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
(h)the Administrative Agent shall have received a certificate dated as of the Thirteenth Amendment Effective Date from a Responsible Officer of the Borrower Representative, certifying compliance with Section 6.13 of the Existing Credit Agreement;
(i)the Administrative Agent shall have received, on behalf of itself and the Lenders on the Thirteenth Amendment Effective Date, a customary written opinion of Kirkland & Ellis LLP, special counsel for Parent, the Borrowers and each other Loan Party (A) dated the Thirteenth Amendment Effective Date, (B) addressed to the Administrative Agent, the Amendment Arranger and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and the Amendment Arranger covering such matters relating to this Amendment;
(j)the Bookrunner and Mandated Lead Arranger shall have received all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Bookrunner and Mandated Lead Arranger, for which invoices have been presented to the Parent at least three Business Days prior to the Thirteenth Amendment Effective Date, on or before the Thirteenth Amendment Effective Date (including reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel), which amounts may be offset against the proceeds of the Incremental Revolving Loans;
(k)the Administrative Agent shall have received:
(i)all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Administrative Agent, for which invoices have been presented to the Parent at least three (3) Business Days prior to the Thirteenth Amendment Effective Date, on or before the Thirteenth Amendment Effective Date (including reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel), which amounts may be offset against the proceeds of the Incremental Revolving Loans;
(ii)for distribution to each Existing Revolving Lender, an amount equal to the sum of (x) the principal of and unpaid interest accrued to the Thirteenth Amendment Effective Date on the outstanding Revolving Loans of such Existing Revolving Lender and (y) all fees and other amounts owing to or accrued for the account of such Existing Revolving Lender under the Existing Credit Agreement in respect of such Revolving Loans and such Existing Revolving Lender’s Revolving Credit Commitments (including any amounts under Section 3.06 of the Existing Credit Agreement);
(iii)for distribution to each Incremental Revolving Lender that shall have delivered (by facsimile or otherwise) an executed signature page to a Revolving Lender Consent or a Revolving Credit Facility Joinder (as applicable), and released such signature page, on or prior to 12:00 p.m. (New York time) on October 6, 2023, a non-refundable special new money fee in an amount equal to (i) 0.70% multiplied by the principal amount of the Revolving Credit Commitments held by such Incremental Revolving Lender immediately after giving effect to the transactions contemplated by this Amendment to the extent such Incremental Revolving Lender is a Bookrunner and Mandated Lead Arranger; (ii) 0.60% multiplied by the principal amount of the Revolving Credit Commitments held by such Incremental Revolving Lender immediately after giving effect to the transactions contemplated by this Amendment to the extent such Incremental Revolving Lender is a Mandated Lead Arranger; (iii)

17	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
0.50% multiplied by the principal amount of the Revolving Credit Commitments held by such Incremental Revolving Lender immediately after giving effect to the transactions contemplated by this Amendment to the extent such Incremental Revolving Lender is a Lead Arranger and (iv) 0.40% multiplied by the principal amount of the Revolving Credit Commitments held by such Incremental Revolving Lender immediately after giving effect to the transactions contemplated by this Amendment to the extent such Incremental Revolving Lender is an Arranger.
Section 6. Post-Closing Covenant. Within one hundred and twenty (120) days of the Thirteenth Amendment Effective Date (or such later date as agreed by the Administrative Agent in its sole discretion):
(a)the Loan Parties shall deliver to the Administrative Agent the Collateral Documents and legal opinions set forth on Schedule A1 and Schedule A-2 hereto, in each case executed and delivered by the applicable Loan Party and (where applicable) the Collateral Agent; and
(b)the Administrative Agent shall have received (i) a certificate of each Loan Party a party to this Amendment, executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, members or other governing body (to the extent applicable) authorizing or ratifying (as applicable) the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, the Borrowings contemplated hereby, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and (C) certify that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended since the date of the last amendment thereto shown on the certificate of good standing referred to below (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (ii) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the state of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party), (iii) in relation to each Loan Party incorporated or established in Germany, (A) an up-to-date (aktuell) certified commercial register extract (beglaubigter Handelsregisterauszug), articles of association (Satzung) of each such Loan Party, copies of any by-laws as well as a list of shareholders (Gesellschafterliste) (if applicable), (B) a copy of resolutions signed by all the holders of the issued shares of each such Loan Party and, if applicable, a copy of a resolution of the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of each such Loan Party, approving or ratifying (as applicable) the terms of, and the transactions contemplated by this Amendment and the other Loan Documents, (C) a specimen of the signature of each person authorized to execute this Amendment, any other Loan Document and other documents and notices to be signed and/or dispatched by each such Loan Party under or in connection with this Amendment and/or the other Loan Documents to which each such Loan Party is a party and (D) a certificate of an authorized signatory of each such Loan Party certifying that each copy document relating to it specified in (A) to (C) above is correct, complete and in full force and effect, (iv) in relation to the Luxembourg Loan Party, (A) an up-to-date electronic certified true and complete excerpt of the Luxembourg Companies Register dated no earlier than one Business Day prior to the

18	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
relevant execution date, and (B) an up-to-date electronic certified true and complete certificate of non-registration of judgments or administrative dissolution without liquidation (certificat de non-inscription d’une décision judiciaire ou de dissolution administrative sans liquidation), from the insolvency register (Registre de l’insolvabilité) (Reginsol) held by the Luxembourg Companies Register no earlier than one Business Day prior to the relevant execution date and reflecting the situation no more than two Business Days prior to the relevant execution date certifying that, as of the date of the day immediately preceding such certificate, the Luxembourg Loan Party has not been declared bankrupt (en faillite), and that it has not applied for general settlement or composition with creditors (concordat préventif de faillite), controlled management (gestion contrôlée), or reprieve from payment (sursis de paiement), judicial or voluntary liquidation (liquidation judiciaire ou volontaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), such other proceedings listed at Article 13, items 4 to 12 and Article 16 and 17 of the Luxembourg Act dated December 19, 2002 on the Register of Commerce and Companies, on Accounting and on Annual Accounts of the Companies (as amended from time to time) (and which include foreign court decisions as to faillite, concordat or analogous procedures according to European Insolvency Regulation) and (v) in relation to each Loan Party incorporated or established in Italy, (A) a copy of the constitutional documents of such Loan Party, (B) a copy of a resolution of the board of directors of such Loan Party (1) approving or ratifying (as applicable) the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party, (2) authorizing or ratifying (as applicable) a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (3) authorizing or ratifying (as applicable) a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; and (4) authorizing or ratifying (as applicable) the Borrower Representative to act as its agent in connection with the Loan Documents, (C) a specimen of the signature of each person authorized by the resolution referred to in the previous paragraph (B) in relation to the Loan Documents and related documents, (D) an up-to-date electronic certified true and complete certificate of good standing (certificato di iscrizione e vigenza), issued by the relevant Companies Register (Registro delle Imprese) no earlier than three Business Days prior to the relevant execution date confirming that no insolvency procedures have been started in relation to each relevant Loan Party incorporated or established in Italy, and (E) a certificate of an authorized signatory of such Loan Party certifying that each copy document relating to it is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the relevant execution date and (vi) in relation to each Loan Party incorporated or established in Poland, (A) a copy of the constitutional documents of such Loan Party, (B) a copy of the shareholder's resolution of such Loan Party (1) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving or ratifying (as applicable) that it execute, deliver and perform the Loan Documents to which it is a party, (2) authorizing or ratifying (as applicable) a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (3) authorizing or ratifying (as applicable) a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; and (4) authorizing or ratifying (as applicable) the Borrower Representative to act as its agent in connection with the Loan Documents, (C) a specimen of the signature of each person authorized by the resolution referred to in the previous paragraph (B) in relation to the Loan Documents and related documents, (D) an up-to-date electronic print-out from the commercial register (informacja odpowiadająca odpisowi aktualnemu z rejestru przedsiębiorców KRS) no earlier than one Business Day prior to the relevant execution date confirming that no insolvency procedures have been started in relation to the relevant Loan Party, and (E) a certificate of an authorized signatory of such

19	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
Loan Party certifying that each copy document relating to it is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the relevant execution date.
Section 7. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants, on and as of the date hereof and the Thirteenth Amendment Effective Date, that:
(a)Each of the representations and warranties made by such Loan Party set forth in Article V of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) immediately prior to, and after giving effect to, the incurrence of the Incremental Revolving Facility with the same effect as though made on and as of such date, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) as of such earlier date and (ii) any reference to the Historical Financial Statements shall be deemed to refer to the most recent financial statements, if any, furnished pursuant to Section 6.01(c) of the Amended Credit Agreement, prior to the Thirteenth Amendment Effective Date .
(b)The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement are within each applicable Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party party hereto and, each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.
(c)The execution and delivery of this Amendment by each Loan Party party hereto and the performance by such Loan Party of this Amendment and the Amended Credit Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) any Requirements of Law applicable to such Loan Party which, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which in the case of this clause (c) could reasonably be expected to result in a Material Adverse Effect.
(d)The transactions contemplated hereunder and the incurrence of the Incremental Revolving Loans and Incremental Revolving Commitments hereunder are permitted under the Intercreditor Agreement, and such Incremental Revolving Loans and Incremental Revolving Commitments constitute “Senior Secured Facilities Obligations” (as defined in the Intercreditor Agreement).
(e)The transactions contemplated hereunder and the incurrence of the Incremental Revolving Loans and Incremental Revolving Commitments hereunder are permitted under the Existing Credit Agreement (including, without limitation, Sections 2.14 and 10.02 of the Existing Credit Agreement).

20	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
Section 8. Effects on Loan Documents. Except as specifically amended herein, the Existing Credit Agreement and all other Loan Documents shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. The Borrower Representative and the other parties hereto acknowledge and agree that, on and after the Thirteenth Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
Section 9. Non-Reliance on Agents and the Amendment Arranger. Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, independently and without reliance upon either the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Amendment Arranger herein, the Administrative Agent and the Amendment Arranger shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent, the Amendment Arranger or any of its Related Parties.
Section 10. Acknowledgment; Other Agreements. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Borrower and each other Loan Party party hereto (i) acknowledges and agrees that all of its obligations under the Loan Guaranty set out in Article XII of the Amended Credit Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to (x) the Collateral Agent for the benefit of the Secured Parties or (y) the Secured Parties in their capacities as such (or any of them) and reaffirms the Loan Guaranty made pursuant to the Amended Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the Loan Guaranty of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Existing Credit Agreement effected pursuant to this Amendment, (ii) nothing in the Existing Credit Agreement, the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement and (iii) the acknowledgements and reaffirmations set forth in this Section 10 shall become valid and binding obligations of such Guarantor a moment in time prior to the amendments set forth in Section 2 hereof.

21	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit 10.2
Section 11. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTION 10.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.
Section 12. Amendment Arranger. The Borrowers and each other Loan Party party hereto and the Lenders agree that (i) the Amendment Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement and (b) the Amendment Arranger shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Credit Agreement or any other Loan Document.
Section 13. Miscellaneous.
(a)This Amendment and the Amended Credit Agreement is binding and enforceable as of the date hereof against each party hereto and thereto and its successors and permitted assigns.
(b)Section 2 of this Amendment shall be effective upon due execution by the Incremental Revolving Lenders and the Borrower Representative. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.
(c)To the extent permitted by law, any provision of this Amendment or the Amended Credit Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)Each of the parties hereto hereby agrees that Sections 10.10(b), 10.10(c), 10.10(d) and 10.11 of the Amended Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
[The remainder of page intentionally left blank.]

22	Orion - Thirteenth Amendment to the Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ORION ENGINEERED CARBONS GMBH as Borrower Representative, as German Borrower and as Guarantor
By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

[Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION S.A. Société Anonyme R.C.S. number: B 160.558 Registered office: 6, Route de Trèves, L-2633 Senningerberg (Municipality of Niederanven), Grand Duchy of Luxembourg as the Parent and Guarantor
By:	______________________________
Name:	Corning Painter
Title:	CEO

By:	______________________________
Name:	Jeff Glajch
Title:	CFO

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS USA HOLDCO LLC as Guarantor
By: ORION ENGINEERED CARBONS INTERNATIONAL GMBH, its sole member
By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS LLC as Guarantor

By:	______________________________
Name:	Corning Painter
Title:	President

By:	______________________________
Name:	Pedro Riveros
Title:	General Manager - Americas

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

OEC FINANCE US LLC as U.S. Borrower and as Guarantor
By: ORION ENGINEERED CARBONS BONDCO GMBH, its sole member
By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS HOLDINGS GMBH as Guarantor

By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS INTERNATIONAL GMBH as Borrower and as Guarantor

By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS BONDCO GMBH as Guarantor

By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2
ORION ENGINEERED CARBONS IP GMBH & Co. KG, as Guarantor
represented by its general partner (Komplementär) Orion Engineered Carbons IP Verwaltungs GmbH

By:

Name: Claudia Hoehne
Title: Managing Director (Geschäftsführer)
By:

Name: Dr. Christian Eggert
Title: Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS SP Z O.O. as Guarantor

By:	______________________________
Name:	Mateusz Gronau
Title:	Proxy

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

NORCARB ENGINEERED CARBONS HOLDCO AB as Guarantor

By:	______________________________
Name:	Patrik Johnsson
Title:	Authorized Signatory Managing Director

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

NORCARB ENGINEERED CARBONS AB as Guarantor

By:	______________________________
Name:	Christoph Dittmann
Title:	Authorized Signatory Managing Director

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS S.R.L. as Guarantor

By:	______________________________
Name:	Luis Fernando Molinari
Title:	Chairman BOD & Managing Director

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

ORION ENGINEERED CARBONS HOLDCO S.R.L. as Guarantor

By:	______________________________
Name:	Luis Fernando Molinari
Title:	Sole Director

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

GOLDMAN SACHS BANK USA as Administrative Agent

By:	______________________________
Name:	Luke Qiu
Title:	Authorized Signatory

    [Orion - Signature Page to the Thirteenth Amendment]

Exhibit 10.2

UNICREDIT BANK AG as Bookrunner and Mandated Lead Arranger

By:	______________________________
Name:	Carl-Josef Shulte
Title:	Managing Director

By:	______________________________
Name:	Daniele Piai
Title:	Director

    [Orion - Signature Page to the Thirteenth Amendment]

Annex A
Part I

REVOLVING LENDER CONSENT TO THIRTEENTH AMENDMENT
REVOLVING LENDER CONSENT (this “Revolving Lender Consent”) to the Thirteenth Amendment (the “Thirteenth Amendment”), dated as of _________, 2023, among the Borrower Representative (as defined below), the other Loan Parties, the Incremental Revolving Lenders referred to therein (whether pursuant to the execution and delivery of a Revolving Lender Consent or a Revolving Credit Facility Joinder, as applicable), the Administrative Agent (as defined below), UniCredit Bank AG and others as Amendment Arranger and the other Persons party thereto, to that certain Credit Agreement originally dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the Revolving Borrowers named therein, certain Subsidiaries of the Parent party thereto as Guarantors, each Lender party thereto, and Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended by the Thirteenth Amendment, or the Thirteenth Amendment, as applicable.
Revolving Credit Lenders
[Check one or more of the two boxes below]

OPTION A – The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Thirteenth Amendment and the Amended Credit Agreement and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Revolving Credit Loans and Revolving Credit Commitments held by such Lender outstanding immediately prior to effectiveness of the Thirteenth Amendment with the new Incremental Revolving Loans and Incremental Revolving Commitments in an aggregate principal amount equal to the amount of such Lender’s outstanding Revolving Credit Loans and Revolving Credit Commitments (or such lesser amount as determined by the Amendment Arranger and allocated to such Exchanging Revolving Lender);

OPTION B – The undersigned Lender hereby agrees to purchase Increased Revolving Loans and extend Incremental Revolving Commitments up to an aggregate principal amount not to exceed €_________, or such lesser amount as determined by the Amendment Arranger and provided to such Lender. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption attached to the Credit Agreement reflecting such purchase and that it shall be bound by such Assignment and Assumption in all respects.

17	Orion - Thirteenth Amendment to the Credit Agreement

To be executed by existing Revolving Credit Lenders:

Name of Institution:	__________________________________________________

Executing as a Revolving Credit Lender: By: __________________________________________________ Name: Title:
[For any institution requiring a second signature line: By: __________________________________________________ Name: Title:

18	Orion - Thirteenth Amendment to the Credit Agreement

Part II
REVOLVING CREDIT FACILITY JOINDER
REVOLVING CREDIT FACILITY JOINDER, dated as of April ___________, 2023 (this “Joinder”), by and among ______________________ (the “Incremental Revolving Lender”), Orion Engineered Carbons GmbH (the “Borrower Representative”) and Goldman Sachs Bank USA (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Thirteenth Amendment, dated as of ______________, 2023 (the “Thirteenth Amendment”) among the Borrower Representative (as defined below), the other Loan Parties, the Incremental Revolving Lenders referred to therein (whether pursuant to the execution and delivery of a Revolving Lender Consent or a Revolving Credit Facility Joinder, as applicable), the Administrative Agent (as defined below), UniCredit Bank AG and others as Amendment Arranger, and the other Person party thereto, to that certain Credit Agreement originally dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the Revolving Borrowers named therein, certain Subsidiaries of the Parent party thereto as Guarantors, each Lender party thereto, and Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Thirteenth Amendment, as applicable.
WHEREAS, pursuant to the terms of the Thirteenth Amendment, the Borrower has established an Incremental Revolving Facility with the Incremental Revolving Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement and the Thirteenth Amendment, the Additional Revolving Lenders may become Lenders pursuant to one or more Joinders.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
The Incremental Revolving Lender party hereto hereby agrees to make Revolving Credit Loans and extend Revolving Credit Commitments in an aggregate principal amount not to exceed €[_____________] (or such lesser amount determined by the Amendment Arranger and allocated to the Incremental Revolving Lender prior to the Thirteenth Amendment Effective Date), in each case, pursuant to and in accordance with the Credit Agreement and the Thirteenth Amendment. The Revolving Credit Loans provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Thirteenth Amendment and to the conditions set forth in the Credit Agreement and the Thirteenth Amendment and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. The Incremental Revolving Lender, the Borrower Representative and the Administrative Agent acknowledge and agree that the new Revolving Credit Loans provided pursuant to this Joinder shall constitute a portion of the Incremental Revolving Facility provided pursuant to Section 3 of the Thirteenth Amendment for all purposes of the Credit Agreement and the other applicable Loan Documents.

19	Orion - Thirteenth Amendment to the Credit Agreement

By executing and delivering this Joinder, the Incremental Revolving Lender shall be deemed to confirm to and agree with the other parties hereto as follows: (i) such Incremental Revolving Lender is legally authorized to enter into this Joinder and to perform its obligations with respect to this Joinder, the Thirteenth Amendment, the Amended Credit Agreement and the other Loan Documents (including the Intercreditor Agreement); (ii) such Incremental Revolving Lender confirms that it has received a copy of this Joinder, the Thirteenth Amendment and the Credit Agreement and such other documents and information as it has reasonably deemed appropriate to make its own credit analysis and decision to enter into this Joinder, the Thirteenth Amendment and the Credit Agreement; (iii) such Incremental Revolving Lender will independently and without reliance upon the Administrative Agent, the Amendment Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Thirteenth Amendment and the Credit Agreement; (iv) such Incremental Revolving Lender appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Thirteenth Amendment, the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such Incremental Revolving Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Thirteenth Amendment, the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Joinder by the Incremental Revolving Lender, the Administrative Agent and the Borrower Representative and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Incremental Revolving Lender shall become a Lender under the Credit Agreement pursuant to the terms of the Thirteenth Amendment.
Delivered herewith by the Incremental Revolving Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Incremental Revolving Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.
This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Incremental Revolving Lender party hereto, the Administrative Agent and the Amendment Arranger.
The Borrower Representative and the other parties hereto acknowledge and agree that, on and after the Thirteenth Amendment Effective Date, this Joinder shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTION 10.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

20	Orion - Thirteenth Amendment to the Credit Agreement

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.
[The remainder of page intentionally left blank]

21	Orion - Thirteenth Amendment to the Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ORION ENGINEERED CARBONS GMBH as Borrower Representative

By:	______________________________
Name:	Sandra Niewiem
Title:	Managing Director (Geschäftsführer)

By:	______________________________
Name:	Dr. Christian Eggert
Title:	Managing Director (Geschäftsführer)

[Orion - Signature Page to RCF Joinder]

GOLDMAN SACHS BANK USA as Administrative Agent

By:	______________________________
Name:
Title:

    [Orion - Signature page to RCF Joinder]

Name of Institution:	__________________________________________________

Executing as an Incremental Revolving Lender: By: __________________________________________________ Name: Title:
[For any institution requiring a second signature line: By: __________________________________________________ Name: Title:

    [Orion - Signature page to RCF Joinder]

    [Orion - Signature page to RCF Joinder]

Schedule A-1
Post-Closing Date Collateral Documents
Security Document Amendments/Supplements:

Collateral Grantor	Collateral Document	Governing Law
Orion Engineered Carbons LLC	Ninth Amendment to Quota Pledge Agreement	Brazil
Orion Engineered Carbons SP. Z O.O.	Amendment Agreement No. 4 to the Agreement for Registered Pledge Over Collection of Assets	Poland
Orion Engineered Carbons SP. Z O.O.	Amendment Agreement No. 4 to the Agreement for Registered Pledges Over Bank Accounts Receivables	Poland
Orion Engineered Carbons International GmbH	Amendment Agreement No. 4 to the Agreement for Registered Pledge Over Shares of Orion Engineered Carbons SP. Z O.O.	Poland
Orion Engineered Carbons GmbH	Supplemental Security Assignment of Agreements	England

Security Document Confirmations:

Collateral Grantor	Collateral Document	Governing Law
Orion Engineered Carbons Holdings GmbH; Orion Engineered Carbons Bondco GmbH; Orion Engineered Carbons GmbH Orion Engineered Carbons International GmbH; Orion Engineered Carbons HoldCo S.R.L.; Orion Engineered Carbons S.R.L. and Orion Engineered Carbon IP GmbH & Co. KG	Security Confirmation and Junior Ranking Account Pledge Agreement	Germany

26	Orion - Thirteenth Amendment to the Credit Agreement

Orion Engineered Carbons GmbH; Orion Engineered Carbons S.R.L. and Orion Engineered Carbon IP GmbH & Co. KG	Security Confirmation Agreement relating to Non-Accessory Security Rights	Germany
Orion Engineered Carbons IP Verwaltungs GmbH; Orion Engineered Carbons GmbH and Orion Engineered Carbons IP GmbH & Co. KG	Security Confirmation and Junior Ranking Interest Pledge Agreement	Germany
Orion S.A.; Orion Engineered Carbons Holdings GmbH; Orion Engineered Carbons Bondco GmbH; Orion Engineered Carbons GmbH; Orion Engineered Carbons International GmbH	Security Confirmation and Junior Ranking Share Pledge Agreement	Germany
Orion Engineered Carbons S.r.l.	Confirmation Agreement of a Pledge Over Bank Accounts	Italy
Orion Engineered Carbons S.r.l.	Confirmation Agreement of a Receivables Assignment Agreement By Way of Security	Italy
Orion Engineered Carbons Holdco S.r.l.	Confirmation Agreement of Quota Pledge Agreement over Orion Engineered Carbon S.r.l.	Italy
Orion Engineered Carbons International GmbH	Confirmation Agreement of Quota Pledge Agreement over Orion Engineered Carbons Holdco S.r.l.	Italy
Orion S.A.	Master Security Confirmation Agreement	Luxembourg

27	Orion - Thirteenth Amendment to the Credit Agreement

Schedule A-2
Post-Closing Date Local Counsel Opinions

Jurisdiction	Opinion	Issuing Law Firm
Brazil	Capacity	PG Law
Brazil	Enforceability	Lefosse Avogados
Germany	Capacity	Kirkland & Ellis International LLP
Germany	Enforceability	Milbank LLP
Italy	Capacity	Pirola Pennuto Zei & Associati
Italy	Enforceability	Nctm Studio Legale
Luxembourg	Capacity	Arendt & Medernach SA
Luxembourg	Non-Impairment	NautaDutilh Avocats Luxembourg S.a r.l.
Poland	Capacity	Gide Loyrette Nouel
Poland	Enforceability	Domanski Zakrzewski Palinka sp. k.
South Africa	Enforceability and Non-Impairment	Bowmans Gilfillan
South Korea	Non-Impairment	Shin & Kim
Sweden	Capacity and Enforceability	Mannheimer Swartling
England & Wales	Enforceability	Milbank LLP
United States of America	Enforceability	Kirkland & Ellis LLP

28	Orion - Thirteenth Amendment to the Credit Agreement

Schedule 2.01
Revolving Credit Commitment

Lender	Revolving Credit Commitment	Allocation Percentage (approximate)
UniCredit Bank AG (Bookrunner and Mandated Lead Arranger)	€65,000,000	21.67%
Landesbank Hessen-Thüringen Girozentrale (Mandated Lead Arranger)	€50,000,000	16.67%
ING Bank, a Branch of ING-DiBa AG (Lead Arranger)	€33,000,000	11.00%
DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (Lead Arranger)	€33,000,000	11.00%
Landesbank Baden-Württemberg (Lead Arranger)	€33,000,000	11.00%
Citizens Bank, N.A. (Lead Arranger)	€33,000,000	11.00%
Citibank, N.A. (Lead Arranger)	€33,000,000	11.00%
MUFG Bank (Europe) N.V. Germany Branch (Arranger)	€20,000,000	6.67%
Total	€300,000,000	100%

29	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit K
FORM OF SUSTAINABILITY COMPLIANCE CERTIFICATE
To:    [             ] as Administrative Agent
From:    [Borrower Representative]
Dated:
Dear Sirs
[Borrower Representative] –Credit Agreement
dated [             ] (the “Credit Agreement”)
1.We refer to the Credit Agreement. This is a Sustainability Compliance Certificate. Terms defined in the Credit Agreement have the same meaning when used in this Sustainability Compliance Certificate unless given a different meaning in this Sustainability Compliance Certificate.
2.This Sustainability Compliance Certificate is delivered with respect to the SLL Reference Period ending [●] (the “Relevant SLL Reference Period”).
3.We confirm that the results (in accordance with the applicable Calculation Methodology) for the SPT for each KPI for the Relevant SLL Reference Period as verified in each applicable Verification Report are as follows:

KPI	SPT[1]	Performance[2]	SPT achieved?
KPI 1			[Yes]/[No]
KPI 2			[Yes]/[No]
Accordingly:
(a)the applicable Sustainability Margin Adjustment is an [increase]/[decrease] to the Margin of [●] per cent. per annum]/[there is no Sustainability Margin Adjustment;
(b)the Margin applicable to the Facilities following the Sustainability Margin Adjustment is: [●]
[Set out relevant calculations in reasonable detail]
4.We confirm that the Sustainability Report and each Verification Report relating to the Relevant SLL Reference Period and attached hereto is a complete copy of the original and has not been amended or superseded as at the date of this Sustainability Compliance Certificate.3

1     Set out the applicable SPTs for the Relevant SLL Reference Period for each KPI.
2     Set out the actual performance for each KPI for the Relevant SLL Reference Period.
3     As required by Section 10.24(b), the Sustainability Report and each Verification Report relating to the Relevant SLL Reference Period should be attached to the Sustainability Compliance Certificate.

30	Orion - Thirteenth Amendment to the Credit Agreement

Signed	…………………..	……………………..
	[Director]	[Director]
	of	of
	[Borrower Representative]	[Borrower Representative]

31	Orion - Thirteenth Amendment to the Credit Agreement

Exhibit L
SUSTAINABILITY CALCULATIONS
1.KPI 1
[Scope 1 GHG intensity]
(a)Calculation Methodology
[Reduction (in per cent) compared to the Baseline of Scope 1 GHG emissions normalized for product mix and feedstock mix in furnace black production in metric tons emitted divided by metric tons of volumes produced (MT GHG / MT PRODUCTION)]
(b)Baseline
[2014 – 2.46 MT GHG / MT PRODUCTION]
(c)SPTs

	SLL Reference Period ending 2024	SLL Reference Period ending 2025	SLL Reference Period ending 2026	SLL Reference Period ending 2027
SPTs	≤ 3.5%	≤ 5.0%	≤ 6.0%	≤ 6.5%

2.KPI 2
[EcoVadis ESG rating score]
(a)Calculation Methodology
[The overall ESG rating score as calculated and assigned to the Group on an annual basis by the ESG rating agency EcoVadis and published in the most recently released ESG rating report, which ESG rating score shall be a natural number between 0 and 100.]
(b)SPTs

	SLL Reference Period KPI 2 2025	SLL Reference Period KPI 2 2026	SLL Reference Period KPI 2 2027	SLL Reference Period KPI 2 2028
SPTs	[≥78]	[≥79]	[≥80]	[≥81]

32	Orion - Thirteenth Amendment to the Credit Agreement